BRUCE FUND, INC.

Supplement to the Prospectus dated October 28, 2008

Due to an error in the printing process, shareholders may have received a printed prospectus that contained a performance bar chart that omitted the numbers adjacent to each bar in the chart. For this reason, the performance information and bar chart below replace the performance information and bar chart contained on page 7 of the printed prospectus.

Performance

The following chart provides some indication of the risks of investing in the Fund by illustrating how the Fund has performed from year to year. Past performance, before and after taxes, is not necessarily an indication of future performance.

Total Returns before Taxes for Years Ending December 31

For the period included in the bar chart, the Fund’s highest quarterly return was 29.90% (the 2nd quarter of 2003), and the lowest was –7.23% (the 1st quarter of 1999). The returns for the first three calendar quarters of 2008 were -6.91%, 3.22%, and -13.90%. The Fund’s year-to-date return as of September 30, 2008 was -17.27%.

This supplement and the Prospectus provide the information a prospective investor should know about the Fund and should be retained for future reference. A Statement of Additional Information, dated October 28 2008, has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling Shareholder Services at (800) 872-7823.

Supplement dated January 9, 2009